Exhibit 99.1

SECOND QUARTER 2016

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures are included in this financial supplement that are “non-GAAP,” meaning (under U.S. financial reporting rules) they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

Presentation of regulatory measures, some which follow regulatory definitions rather than GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Such measures are used by the various banking regulators in reviewing the performance, stability, and capital adequacy of financial institutions they regulate. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; risk weighted assets (“RWA”), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios; and pre-provision net revenue (“PPNR”), calculated by adding the provision/(provision credit) for loan losses to income before income taxes.

The non-GAAP measures presented in this financial supplement are return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), and tangible book value per common share.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

2

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

3

FHN PERFORMANCE HIGHLIGHTS

Second Quarter 2016 Notable Items

	Segment	Item	Income Statement	Amount	Comments

•	Non-Strategic	Mortgage repurchase liability	Repurchase and foreclosure provision	$(31.4) million	Favorable pre-tax expense reversal of repurchase and foreclosure provision as a result of the settlements of certain repurchase claims

•	Regional Banking & Non-Strategic	Litigation expense	Litigation and regulatory matters	$26.0 million	Pre-tax loss accruals related to litigation matters

•	Corporate	Visa derivative valuation	Noninterest Expense: Other	$2.5 million	Pre-tax negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares

Second Quarter 2016 vs. First Quarter 2016

Consolidated

•	Net income available to common shareholders was $56.5 million, or $.24 per diluted share in second quarter, compared to $47.8 million, or $.20 per diluted share in first quarter
•	Net Interest Income (“NII”) increased to $176.3 million in second quarter from $172.1 million in first quarter; Net Interest Margin (“NIM”) increased to 2.92 percent in second quarter from 2.88 percent in prior quarter
•	NII was favorably impacted by loan growth within the regional bank, partially offset by the continuing wind down of the non-strategic loan portfolios
•	The increase in NIM was largely the result of a decline in average balances held at the Fed, somewhat offset by higher average trading securities balances in second quarter
•	Noninterest income (including securities gains) increased to $145.5 million in second quarter from $134.3 million in prior quarter
•	The increase was primarily driven by increased Fixed Income revenue
•	Noninterest expense was $226.8 million in second quarter compared to $226.9 million in first quarter
•	Second quarter results include a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements of certain repurchase claims, partially offset by an increase in litigation accruals and higher Fixed Income variable compensation expenses relative to the prior quarter
•	Period-end loans were $18.6 billion and $17.6 billion in second quarter and first quarter, respectively; average loans increased 3 percent to $17.8 billion in second quarter
•	Period-end core deposits were $20.1 billion and $19.8 billion in second quarter and first quarter, respectively; average core deposits increased 1 percent linked quarter to $19.7 billion in second quarter

Regional Banking

•	Pre-tax income was $64.4 million in second quarter compared to $71.5 million in first quarter; pre-provision net revenue was $75.3 million and $86.2 million in second and first quarters, respectively
•	Average loans increased to $15.9 billion in second quarter from $15.2 billion in first quarter; Period-end loans increased 7 percent to $16.7 billion in second quarter
•	Increase in average and period-end loans primarily driven by increases in loans to mortgage companies and other commercial loan portfolios
•	Average core deposits increased to $17.9 billion in second quarter from $17.6 billion in first quarter; period-end core deposits increased 1 percent to $18.2 billion in second quarter
•	NII increased to $178.3 million in second quarter from $172.3 million in first quarter; NIM decreased 3 basis point to 4.57 percent in second quarter
•	The increase in NII was largely the result of higher average balances of commercial loans
•	Provision expense was $10.9 million in second quarter compared to $14.8 million in the prior quarter
•	The decrease in provision is driven by a number of factors, primarily within the commercial portfolio. Second quarter included lower loss rates and a linked-quarter decline in impaired loans which were somewhat offset by commercial loan growth and consideration of the current economic environment
•	Noninterest income increased to $61.3 million in second quarter from $59.3 million in first quarter
•	Noninterest expense increased to $164.3 million in second quarter from $145.4 million in first quarter
•	The increase in expenses was largely the result of $22.0 million of loss accruals recognized in second quarter related to legal matters, somewhat offset by a $3.3 million net decrease in impairment expense associated with branch closures

Fixed Income

•	Pre-tax income was $18.3 million in second quarter compared to $11.1 million in first quarter
•	Fixed income product revenue was $69.3 million in second quarter, up from $57.6 million in prior quarter
•	Fixed income product average daily revenue (“ADR”) increased to $1.1 million in second quarter from $944 thousand in first quarter
•	Noninterest expense increased to $62.9 million in second quarter from $58.7 million in the prior quarter
•	The increase was primarily due to an increase in variable compensation costs, partially offset by a decrease in FICA

Corporate

•	Pre-tax loss was $27.0 million in second quarter compared to pre-tax loss of $22.1 million in prior quarter
•	NII was negative $15.9 million and negative $14.4 million in second and first quarter, respectively
•	Estimated effective duration of the securities portfolio was 1.9 years in second quarter compared to 3.0 years in first quarter
•	Estimated modified duration of the securities portfolio was 3.4 years in second quarter compared to 4.2 years in first quarter
•	Noninterest income (including net securities gains) was $4.9 million in second quarter compared to $5.7 million in first quarter
•	First quarter noninterest income included a $1.7 million net gain from an exchange of available-for-sale debt securities
•	Noninterest expense was $16.1 million in second quarter compared to $13.5 million in first quarter
•	The expense increase was largely attributable to $2.5 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares
4

FHN PERFORMANCE HIGHLIGHTS (continued)

Second Quarter 2016 vs. First Quarter 2016 (continued)

Non-Strategic

•	Pre-tax income was $35.2 million in second quarter compared to $16.0 million in first quarter
•	NII was $10.6 million in second quarter compared to $11.5 million in prior quarter
•	The provision credit was $6.9 million in second quarter compared to a provision credit of $11.8 million in first quarter
•	The level of provision continues to reflect declining balances combined with stable performance within the legacy portfolio
•	Noninterest expense decreased $25.9 million to negative $16.5 million in second quarter
•	Expense decrease primarily driven by a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements of certain repurchase claims, partially offset by $4.0 million in litigation accruals related to legal matters

Asset Quality

•	Allowance for loan losses declined to $199.8 million in second quarter from $204.0 million in first quarter; the allowance to loans ratio was 107 basis points in second quarter compared to 116 basis points in first quarter
•	Reserves for the consumer portfolio declined by $8.9 million which more than offset an increase in regional bank commercial reserves
•	Net charge-offs (“NCOs”) were $8.2 million in second quarter compared to $9.2 million in first quarter; annualized net charge-offs decreased to 19 basis points of average loans in second quarter from 21 basis points in prior quarter
•	The regional bank had net charge-offs of $7.6 million in second quarter compared to net charge-offs of $9.3 million in first quarter
•	Nonperforming loans (“NPLs”), excluding loans held-for-sale, decreased to $176.7 million in second quarter from $193.6 million in first quarter; a majority of the decrease was due to the resolution of a few credits within regional bank C&I and commercial real estate combined with declining balances in non-strategic consumer real estate
•	Nonperforming assets (“NPAs”), excluding loans held-for-sale, were $190.7 million compared to $211.0 million; the decline was due to decreases in both nonperforming loans and foreclosed assets.
•	30+ delinquencies as a percentage of total loans was 32 basis points in second quarter compared to 54 basis points in first quarter
•	The linked-quarter decline was primarily driven by payments in regional bank C&I and commercial real estate

•	Troubled debt restructurings (“TDRs”) increased to $373.1 million in second quarter from $365.4 million in prior quarter

Taxes

•	The effective tax rates for second and first quarters were 33.00 percent and 31.71 percent, respectively. The rate difference was primarily attributable to a $.9 million change in discrete items
•	The rates reflect the favorable effect from permanent benefits. Permanent benefits primarily consist of tax credit investments, life insurance, and tax-exempt interest

Capital and Liquidity

•	Signed an agreement with GE Capital to purchase approximately $637 million in restaurant franchise loans; transaction is expected to close in third quarter
•	Declared $.07 per common share quarterly dividend in second quarter resulting in an aggregate of $16.2 million which was paid on July 1, 2016
•	Declared aggregate preferred quarterly dividend of $1.6 million in second quarter which was paid on July 11, 2016
•	Repurchased shares costing $11.4 million in second quarter; $196.8 million remaining authorization under the current share repurchase program at June 30, 2016
•	Cumulative shares repurchased since October 2011 are $416.0 million with a volume weighted average price of $10.30 per share
•	Capital ratios (regulatory capital ratios calculated under the Basel III risk-based capital rules as phased-in; current quarter is an estimate)
•	Total equity to total assets (GAAP) of 9.77 percent in second quarter compared to 9.80 percent in prior quarter
•	Tangible common equity to tangible assets (Non-GAAP) of 7.63 percent in second quarter compared to 7.61 percent in prior quarter
•	Common Equity Tier 1 of 10.07 percent in second quarter compared to 10.33 percent in prior quarter
•	Tier 1 of 11.31 percent in second quarter compared to 11.56 percent in prior quarter
•	Total Capital of 12.42 percent in second quarter compared to 12.73 percent in prior quarter
•	Leverage of 9.50 percent in second quarter compared to 9.40 percent in prior quarter
5

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						2Q16 Changes vs.
(Dollars in thousands, except per share data)	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Interest income	$197,376	$193,664	$187,620	$183,687	$187,030	2%	6%
Less: interest expense	21,112	21,590	20,968	20,125	20,390	(2)%	4%
Net interest income	176,264	172,074	166,652	163,562	166,640	2%	6%
Provision for loan losses	4,000	3,000	1,000	1,000	2,000	33%	NM
Net interest income after provision for loan losses	172,264	169,074	165,652	162,562	164,640	2%	5%
Noninterest income:
Fixed income	77,913	66,977	61,673	51,804	56,241	16%	39%
Deposit transactions and cash management	26,991	26,837	28,951	28,911	28,430	1%	(5)%
Brokerage, management fees and commissions	10,665	10,415	11,021	11,620	12,456	2%	(14)%
Trust services and investment management	7,224	6,565	6,873	6,590	7,416	10%	(3)%
Bankcard income (a)	6,558	5,259	5,607	5,561	5,884	25%	11%
Bank-owned life insurance	3,743	3,389	3,738	4,135	3,391	10%	10%
Other service charges	2,996	2,713	2,751	2,968	3,043	10%	(2)%
Insurance commissions	552	487	769	608	654	13%	(16)%
Securities gains/(losses), net	99	1,574	1,439	(345)	8	(94)%	NM
Other (b)	8,773	10,089	9,410	13,251	12,778	(13)%	(31)%
Total noninterest income	145,514	134,305	132,232	125,103	130,301	8%	12%
Adjusted gross income after provision for loan losses	317,778	303,379	297,884	287,665	294,941	5%	8%
Noninterest expense:
Employee compensation, incentives, and benefits (c)	143,370	137,151	136,000	116,219	127,970	5%	12%
Repurchase and foreclosure provision (d)	(31,400)	-	-	-	-	NM	NM
Legal fees	5,891	4,879	4,601	3,626	4,509	21%	31%
Professional fees	4,284	5,199	4,859	5,139	5,218	(18)%	(18)%
Occupancy	12,736	12,604	13,853	13,282	11,764	1%	8%
Computer software	11,226	11,587	11,432	11,010	11,340	(3)%	(1)%
Contract employment and outsourcing	2,497	2,425	3,159	3,414	3,337	3%	(25)%
Operations services	10,521	9,900	9,761	10,130	10,033	6%	5%
Equipment rentals, depreciation, and maintenance	7,182	6,159	8,568	7,093	7,983	17%	(10)%
FDIC premium expense	4,848	4,921	5,098	4,529	4,952	(1)%	(2)%
Advertising and public relations	4,481	4,973	5,273	4,832	4,349	(10)%	3%
Communications and courier	3,039	3,750	4,089	4,054	3,801	(19)%	(20)%
Other insurance and taxes	3,014	3,313	2,874	3,283	3,455	(9)%	(13)%
Foreclosed real estate	(432)	(258)	475	431	1,329	(67)%	NM
Amortization of intangible assets	1,299	1,300	1,359	1,298	1,298	*	*
Other (b)	44,266	19,024	32,339	27,096	17,056	NM	NM
Total noninterest expense	226,822	226,927	243,740	215,436	218,394	*	4%
Income before income taxes	90,956	76,452	54,144	72,229	76,547	19%	19%
Provision for income taxes	30,016	24,239	2,715	8,897	21,590	24%	39%
Net income	60,940	52,213	51,429	63,332	54,957	17%	11%
Net income attributable to noncontrolling interest	2,852	2,851	2,848	2,977	2,851	*	*
Net income attributable to controlling interest	58,088	49,362	48,581	60,355	52,106	18%	11%
Preferred stock dividends	1,550	1,550	1,550	1,550	1,550	*	*
Net income available to common shareholders	$56,538	$47,812	$47,031	$58,805	$50,556	18%	12%
Common Stock Data
EPS	$0.24	$0.20	$0.20	$0.25	$0.22	20%	9%
Basic shares (thousands) (e)	231,573	234,651	237,983	233,111	232,800	(1)%	(1)%
Diluted EPS	$0.24	$0.20	$0.20	$0.25	$0.22	20%	9%
Diluted shares (thousands) (e)	233,576	236,666	240,072	235,058	234,669	(1)%	*
Key Ratios & Other
Return on average assets (annualized) (f)	0.91%	0.79%	0.78%	0.99%	0.87%
Return on average common equity (annualized) (f)	10.04%	8.53%	8.23%	10.83%	9.56%
Return on average tangible common equity (annualized) (f) (g)	11.10%	9.44%	9.07%	11.77%	10.41%
Fee income to total revenue (f)	45.21%	43.55%	43.97%	43.41%	43.88%
Efficiency ratio (f)	70.51%	74.45%	81.94%	74.54%	73.55%
Full time equivalent employees	4,228	4,241	4,260	4,202	4,212

NM - Not meaningful

* Amount is less than one percent.

(a)	2Q16 increase driven by a significant new relationship.
(b)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(c)	3Q15 includes $8.3 million of gains associated with an employee benefit plan amendment.
(d)	2Q16 expense reversal driven by the settlements of certain repurchase claims.
(e)	2Q16 and 1Q16 decreases relate to shares repurchased under share repurchase programs; 4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs.
(f)	See Glossary of Terms for definitions of Key Ratios.
(g)	This non-GAAP measure is reconciled to return on common equity (GAAP) in the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
6

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						2Q16 Changes vs.
(Thousands)	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Other Income
ATM and interchange fees	$2,879	$2,958	$3,133	$2,998	$3,025	(3)%	(5)%
Electronic banking fees	1,381	1,397	1,474	1,479	1,459	(1)%	(5)%
Letter of credit fees	1,115	1,061	988	978	1,532	5%	(27)%
Mortgage banking	598	1,273	1,149	761	376	(53)%	59%
Deferred compensation (a)	795	329	(58)	(2,309)	(35)	NM	NM
Gain/(loss) on extinguishment of debt (b)	-	-	(1)	5,794	-	NM	NM
Other (c)	2,005	3,071	2,725	3,550	6,421	(35)%	(69)%
Total	$8,773	$10,089	$9,410	$13,251	$12,778	(13)%	(31)%

Other Expense
Litigation and regulatory matters	$26,000	$(475)	$14,185	$10,922	$-	NM	NM
Tax credit investments (d)	831	706	3,199	439	549	18%	51%
Travel and entertainment	2,495	2,062	2,893	2,451	2,632	21%	(5)%
Employee training and dues	1,338	1,390	1,537	1,272	1,449	(4)%	(8)%
Customer relations	1,483	1,879	1,086	1,477	1,505	(21)%	(1)%
Miscellaneous loan costs	565	717	835	726	734	(21)%	(23)%
Supplies	930	1,026	1,046	974	880	(9)%	6%
Other (e)	10,624	11,719	7,558	8,835	9,307	(9)%	14%
Total	$44,266	$19,024	$32,339	$27,096	$17,056	NM	NM

NM - Not meaningful

(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	3Q15 gain related to the extinguishment of $206 million of junior subordinated notes underlying $200 million of trust preferred debt.
(c)	2Q15 includes $2.9 million of pre-tax gains on the sale of properties.
(d)	4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method.
(e)	2Q16 includes $2.5 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares; 1Q16 includes $3.7 million of impairment related to branch closures.
7

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						2Q16 Changes vs.
(Thousands)	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Assets:
Investment securities	$4,023,576	$4,028,731	$3,944,166	$3,677,954	$3,653,166	*	10%
Loans held-for-sale	117,976	116,270	126,342	124,308	127,196	1%	(7)%
Loans, net of unearned income (a)	18,589,337	17,574,994	17,686,502	16,725,492	16,936,772	6%	10%
Federal funds sold	40,570	34,061	114,479	64,438	77,039	19%	(47)%
Securities purchased under agreements to resell	881,732	767,483	615,773	793,098	816,991	15%	8%
Interest-bearing cash (b)	321,743	951,920	602,836	596,689	344,944	(66)%	(7)%
Trading securities	1,162,959	1,226,521	881,450	1,229,180	1,133,490	(5)%	3%
Total earning assets	25,137,893	24,699,980	23,971,548	23,211,159	23,089,598	2%	9%
Cash and due from banks	283,648	280,625	300,811	256,342	274,256	1%	3%
Fixed income receivables (c)	219,939	114,854	63,660	83,547	91,069	91%	NM
Goodwill (d)	191,307	191,307	191,307	145,932	145,932	*	31%
Other intangible assets, net (d)	23,616	24,915	26,215	25,624	26,922	(5)%	(12)%
Premises and equipment, net	279,676	274,347	275,619	269,332	269,507	2%	4%
Real estate acquired by foreclosure	20,053	24,521	33,063	35,332	40,268	(18)%	(50)%
Allowance for loan losses	(199,807)	(204,034)	(210,242)	(210,814)	(221,351)	(2)%	(10)%
Derivative assets	196,989	165,007	104,365	152,548	115,230	19%	71%
Other assets	1,387,756	1,392,160	1,436,291	1,417,071	1,405,961	*	(1)%
Total assets	$27,541,070	$26,963,682	$26,192,637	$25,386,073	$25,237,392	2%	9%

Liabilities and Equity:
Deposits:
Savings	$7,960,182	$7,921,344	$7,811,191	$7,554,338	$7,462,642	*	7%
Other interest-bearing deposits	5,720,628	5,371,864	5,388,526	4,885,601	4,675,742	6%	22%
Time deposits	741,992	763,897	788,487	743,158	769,132	(3)%	(4)%
Total interest-bearing core deposits	14,422,802	14,057,105	13,988,204	13,183,097	12,907,516	3%	12%
Noninterest-bearing deposits	5,684,732	5,717,195	5,535,885	5,391,385	5,366,936	(1)%	6%
Total core deposits (e)	20,107,534	19,774,300	19,524,089	18,574,482	18,274,452	2%	10%
Certificates of deposit $100,000 and more	522,643	553,534	443,389	290,738	400,021	(6)%	31%
Total deposits	20,630,177	20,327,834	19,967,478	18,865,220	18,674,473	1%	10%
Federal funds purchased	508,669	588,413	464,166	520,992	556,862	(14)%	(9)%
Securities sold under agreements to repurchase	451,129	425,217	338,133	332,329	311,760	6%	45%
Trading liabilities	789,540	738,653	566,019	788,563	732,564	7%	8%
Other short-term borrowings (f)	543,033	96,723	137,861	99,887	150,350	NM	NM
Term borrowings (g)	1,076,943	1,323,749	1,312,677	1,339,940	1,555,272	(19)%	(31)%
Fixed income payables (c)	90,400	56,399	23,072	95,346	54,301	60%	66%
Derivative liabilities	170,619	146,297	108,339	140,965	109,815	17%	55%
Other liabilities	588,636	617,449	635,306	622,586	574,090	(5)%	3%
Total liabilities	24,849,146	24,320,734	23,553,051	22,805,828	22,719,487	2%	9%
Equity:
Common stock (h)	145,012	145,342	149,117	146,398	146,263	*	(1)%
Capital surplus (h)	1,362,528	1,371,397	1,439,303	1,377,731	1,371,712	(1)%	(1)%
Undivided profits	945,663	905,595	874,303	841,737	797,123	4%	19%
Accumulated other comprehensive loss, net	(152,334)	(170,441)	(214,192)	(176,676)	(188,248)	(11)%	(19)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (i)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,691,924	2,642,948	2,639,586	2,580,245	2,517,905	2%	7%
Total liabilities and equity	$27,541,070	$26,963,682	$26,192,637	$25,386,073	$25,237,392	2%	9%

NM - Not meaningful

* Amount is less than one percent.

(a)	2Q16 increase primarily driven by increases in loans to mortgage companies and other commercial loan portfolios.
(b)	Includes excess balances held at Fed.
(c)	Period-end balances fluctuate based on the level of pending unsettled trades.
(d)	4Q15 increase related to TrustAtlantic acquisition.
(e)	2Q16 average core deposits were $19.7 billion.
(f)	2Q16 increase related to higher FHLB borrowings as a result of increased loan demand.
(g)	In 3Q15 FHN called $206 million of junior subordinated notes underlying $200 million of trust preferred debt; In 2Q16 $250 million of FTBNA subordinated notes matured.
(h)	2Q16 and 1Q16 decreases relate to shares repurchased under share repurchase programs; 4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs.
(i)	Consists of preferred stock of subsidiaries.
8

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						2Q16 Changes vs.
(Thousands)	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$10,451,954	$9,994,084	$9,720,115	$9,539,650	$9,675,107	5%	8%
Commercial real estate	1,901,592	1,765,435	1,612,730	1,425,528	1,371,207	8%	39%
Consumer real estate	4,662,172	4,732,968	4,798,067	4,838,984	4,893,285	(1)%	(5)%
Permanent mortgage	435,521	447,800	455,299	475,684	500,093	(3)%	(13)%
Credit card and other	360,874	353,661	356,948	353,148	350,247	2%	3%
Total loans, net of unearned income (a)	17,812,113	17,293,948	16,943,159	16,632,994	16,789,939	3%	6%
Loans held-for-sale	114,859	122,146	122,046	126,072	129,519	(6)%	(11)%
Investment securities:
U.S. treasuries	100	100	100	100	100	*	*
U.S. government agencies	3,814,059	3,790,568	3,619,334	3,482,658	3,505,033	1%	9%
States and municipalities	5,830	5,823	8,881	13,673	14,074	*	(59)%
Corporate bonds	10,000	10,000	1,522	–	–	*	NM
Other	186,812	185,638	188,813	181,817	181,749	1%	3%
Total investment securities	4,016,801	3,992,129	3,818,650	3,678,248	3,700,956	1%	9%
Trading securities	1,269,909	1,142,215	1,307,102	1,137,877	1,363,165	11%	(7)%
Other earning assets:
Federal funds sold	20,825	25,454	19,832	35,191	31,765	(18)%	(34)%
Securities purchased under agreements to resell	891,973	817,963	804,000	762,744	760,338	9%	17%
Interest-bearing cash (b)	475,881	1,009,739	913,432	806,648	465,596	(53)%	2%
Total other earning assets	1,388,679	1,853,156	1,737,264	1,604,583	1,257,699	(25)%	10%
Total earning assets	24,602,361	24,403,594	23,928,221	23,179,774	23,241,278	1%	6%
Allowance for loan losses	(201,622)	(208,884)	(208,804)	(216,833)	(227,765)	(3)%	(11)%
Cash and due from banks	310,691	316,467	320,147	308,409	315,730	(2)%	(2)%
Fixed income receivables	73,029	74,495	91,510	59,470	51,913	(2)%	41%
Premises and equipment, net (c)	275,206	275,764	273,365	268,061	292,874	*	(6)%
Derivative assets	147,561	117,815	131,479	113,927	138,935	25%	6%
Other assets	1,621,322	1,639,443	1,639,256	1,600,095	1,598,613	(1)%	1%
Total assets	$26,828,548	$26,618,694	$26,175,174	$25,312,903	$25,411,578	1%	6%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$7,865,977	$7,898,580	$7,589,314	$7,578,288	$7,437,016	*	6%
Other interest-bearing deposits	5,431,736	5,281,059	4,956,451	4,806,813	4,741,920	3%	15%
Time deposits	755,273	774,345	798,661	756,397	780,355	(2)%	(3)%
Total interest-bearing core deposits	14,052,986	13,953,984	13,344,426	13,141,498	12,959,291	1%	8%
Certificates of deposit $100,000 and more	545,436	511,975	389,682	354,376	405,696	7%	34%
Federal funds purchased	600,381	630,143	569,603	529,156	649,464	(5)%	(8)%
Securities sold under agreements to repurchase	490,449	445,964	337,893	330,114	339,874	10%	44%
Trading liabilities	828,629	758,739	768,721	722,031	713,133	9%	16%
Other short-term borrowings	184,602	112,498	128,740	138,698	227,650	64%	(19)%
Term borrowings (d)	1,072,393	1,310,370	1,583,213	1,459,315	1,568,483	(18)%	(32)%
Total interest-bearing liabilities	17,774,876	17,723,673	17,122,278	16,675,188	16,863,591	*	5%
Noninterest-bearing deposits	5,654,446	5,470,855	5,627,935	5,392,294	5,189,939	3%	9%
Fixed income payables	30,872	53,004	52,034	26,220	27,608	(42)%	12%
Derivative liabilities	129,260	122,378	120,728	105,644	123,397	6%	5%
Other liabilities	583,606	604,410	592,624	568,013	695,114	(3)%	(16)%
Total liabilities	24,173,060	23,974,320	23,515,599	22,767,359	22,899,649	1%	6%
Equity:
Common stock (e)	145,226	147,287	149,401	146,324	146,146	(1)%	(1)%
Capital surplus (e)	1,367,468	1,405,996	1,443,988	1,374,195	1,370,653	(3)%	*
Undivided profits	924,822	889,209	860,778	818,909	775,881	4%	19%
Accumulated other comprehensive loss, net	(173,083)	(189,173)	(185,647)	(184,939)	(171,806)	(9)%	1%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (f)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,655,488	2,644,374	2,659,575	2,545,544	2,511,929	*	6%
Total liabilities and equity	$26,828,548	$26,618,694	$26,175,174	$25,312,903	$25,411,578	1%	6%

NM - Not meaningful

* Amount is less than one percent.

(a)	Includes loans on nonaccrual status.
(b)	Includes excess balances held at Fed.
(c)	3Q15 decrease related to sale of property in second quarter 2015.
(d)	In 3Q15 FHN called $206 million of junior subordinated notes underlying $200 million of trust preferred debt; In 2Q16 $250 million of FTBNA subordinated notes matured.
(e)	2Q16 and 1Q16 decreases relate to shares repurchased under share repurchase programs; 4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs.
(f)	Consists of preferred stock of subsidiaries.
9

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						2Q16 Changes vs.
(Thousands)	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Interest Income:
Loans, net of unearned income (b)	$165,550	$160,687	$154,959	$152,795	$155,565	3%	6%
Loans held-for-sale	1,198	1,261	1,305	1,311	1,350	(5)%	(11)%
Investment securities:
U.S. government agencies	22,801	23,273	22,349	21,366	21,432	(2)%	6%
States and municipalities	106	97	129	97	97	9%	9%
Corporate bonds	132	131	19	-	-	1%	NM
Other	1,152	1,201	1,906	1,864	1,853	(4)%	(38)%
Total investment securities	24,191	24,702	24,403	23,327	23,382	(2)%	3%
Trading securities	8,374	8,185	9,360	8,476	9,289	2%	(10)%
Other earning assets:
Federal funds sold	57	80	56	88	79	(29)%	(28)%
Securities purchased under agreements to resell (c)	322	226	(277)	(112)	(254)	42%	NM
Interest-bearing cash	574	1,252	636	490	267	(54)%	NM
Total other earning assets	953	1,558	415	466	92	(39)%	NM
Interest income	$200,266	$196,393	$190,442	$186,375	$189,678	2%	6%

Interest Expense:
Interest-bearing deposits:
Savings	$4,146	$4,190	$2,930	$2,785	$2,970	(1)%	40%
Other interest-bearing deposits	2,526	2,304	1,312	1,118	1,104	10%	NM
Time deposits	1,148	1,112	1,200	1,230	1,324	3%	(13)%
Total interest-bearing core deposits	7,820	7,606	5,442	5,133	5,398	3%	45%
Certificates of deposit $100,000 and more	1,326	1,211	1,013	756	830	9%	60%
Federal funds purchased	762	797	428	338	408	(4)%	87%
Securities sold under agreements to repurchase	138	59	46	32	42	NM	NM
Trading liabilities	3,782	4,039	4,034	4,258	3,770	(6)%	*
Other short-term borrowings	303	272	262	294	276	11%	10%
Term borrowings	6,981	7,606	9,743	9,314	9,666	(8)%	(28)%
Interest expense	21,112	21,590	20,968	20,125	20,390	(2)%	4%
Net interest income - tax equivalent basis	179,154	174,803	169,474	166,250	169,288	2%	6%
Fully taxable equivalent adjustment	(2,890)	(2,729)	(2,822)	(2,688)	(2,648)	(6)%	(9)%
Net interest income	$176,264	$172,074	$166,652	$163,562	$166,640	2%	6%

NM - Not meaningful

* Amount is less than one percent.

(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 35 percent and, where applicable, state income taxes.
(b)	Includes interest on loans in nonaccrual status.
(c)	Amounts in 2015 driven by negative market rates on reverse repurchase agreements.
10

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	2Q16	1Q16	4Q15	3Q15	2Q15

Assets:
Earning assets (a):
Loans, net of unearned income (b):
Commercial loans	3.58%	3.58%	3.46%	3.50%	3.60%
Retail loans	4.08	4.07	3.98	3.94	3.94
Total loans, net of unearned income (c)	3.74	3.73	3.63	3.65	3.71
Loans held-for-sale	4.17	4.13	4.28	4.16	4.17
Investment securities:
U.S. government agencies	2.39	2.46	2.47	2.45	2.45
States and municipalities	7.27	6.70	5.81	2.84	2.77
Corporate bonds	5.25	5.25	4.98	-	-
Other	2.47	2.59	4.04	4.10	4.08
Total investment securities	2.41	2.48	2.56	2.54	2.53
Trading securities	2.64	2.87	2.86	2.98	2.73
Other earning assets:
Federal funds sold	1.11	1.26	1.12	1.00	1.00
Securities purchased under agreements to resell (d)	0.15	0.11	(0.14)	(0.06)	(0.13)
Interest-bearing cash	0.48	0.50	0.28	0.24	0.23
Total other earning assets	0.28	0.34	0.09	0.12	0.03
Interest income/total earning assets	3.27%	3.23%	3.17%	3.20%	3.27%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.21%	0.21%	0.15%	0.15%	0.16%
Other interest-bearing deposits	0.19	0.18	0.10	0.09	0.09
Time deposits	0.61	0.58	0.60	0.65	0.68
Total interest-bearing core deposits	0.22	0.22	0.16	0.15	0.17
Certificates of deposit $100,000 and more	0.98	0.95	1.03	0.85	0.82
Federal funds purchased	0.51	0.51	0.30	0.25	0.25
Securities sold under agreements to repurchase	0.11	0.05	0.05	0.04	0.05
Trading liabilities	1.84	2.14	2.08	2.34	2.12
Other short-term borrowings(e)	0.66	0.97	0.81	0.84	0.49
Term borrowings (f)	2.60	2.32	2.46	2.55	2.47
Interest expense/total interest-bearing liabilities	0.48	0.49	0.49	0.48	0.48
Net interest spread	2.79%	2.74%	2.68%	2.72%	2.79%
Effect of interest-free sources used to fund earning assets	0.13	0.14	0.14	0.13	0.13
Net interest margin	2.92%	2.88%	2.82%	2.85%	2.92%
Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loan fees and cash basis interest income.
(c)	Includes loans on nonaccrual status.
(d)	Amounts in 2015 driven by negative market rates on reverse repurchase agreements.
(e)	2Q16 rate decline driven by an increase in FHLB borrowings at a rate lower than other short-term borrowings.
(f)	Rates are expressed net of unamortized debenture cost for term borrowings.
11

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						2Q16 Changes vs.
(Dollars and shares in thousands)	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Common equity tier 1 capital (a) (c)	$2,260,723	$2,226,621	$2,278,580	$2,226,189	$2,172,768	2%	4%
Tier 1 capital (a) (b) (c)	2,538,773	2,493,080	2,572,141	2,516,194	2,500,612	2%	2%
Total capital (a) (d)	2,788,420	2,744,189	2,836,715	2,781,354	2,922,582	2%	(5)%

Risk-weighted assets (“RWA”) (a) (c)	22,451,670	21,559,035	21,812,015	20,783,031	20,869,862	4%	8%
Average assets for leverage (a) (c)	26,716,255	26,519,986	26,109,449	25,280,856	25,347,048	1%	5%

Common equity tier 1 ratio (a) (c)	10.07%	10.33%	10.45%	10.71%	10.41%
Tier 1 ratio (a) (c)	11.31	11.56	11.79	12.11	11.98
Total capital ratio (a)	12.42	12.73	13.01	13.38	14.00
Leverage ratio (a) (c)	9.50	9.40	9.85	9.95	9.87

Total equity to total assets	9.77%	9.80%	10.08%	10.16%	9.98%
Tangible common equity/tangible assets(“TCE/TA”) (e)	7.63%	7.61%	7.82%	8.00%	7.80%
Period-end shares outstanding (f)	232,019	232,547	238,587	234,237	234,021	*	(1)%
Cash dividends declared per common share	$0.07	$0.07	$0.06	$0.06	$0.06	*	17%
Book value per common share	$9.92	$9.68	$9.42	$9.35	$9.09
Tangible book value per common share (e)	$8.99	$8.75	$8.51	$8.61	$8.35
Market capitalization (millions)	$3,197.2	$3,046.4	$3,464.3	$3,321.5	$3,667.1
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent.
(a)	Current quarter is an estimate.
(b)	FHN’s outstanding trust preferred securities were redeemed in 3Q15. 2Q15 includes $50 million of Tier 1 qualifying trust preferred securities.
(c)	See Glossary of Terms for definition.
(d)	FHN’s outstanding trust preferred securities were redeemed in 3Q15. 2Q15 includes $150 million of Tier 2 qualifying trust preferred securities.
(e)	These non-GAAP measures are reconciled to total equity to total assets (GAAP) and to book value per common share (GAAP), respectively, in the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
(f)	2Q16 and 1Q16 decreases relate to shares purchased under share repurchase programs; 4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs.
12

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						2Q16 Changes vs.
(Thousands)	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Regional Banking
Net interest income	$178,321	$172,313	$169,600	$165,253	$165,903	3%	7%
Noninterest income	61,275	59,276	62,644	62,763	65,983	3%	(7)%
Total revenues	239,596	231,589	232,244	228,016	231,886	3%	3%
Provision for loan losses	10,883	14,767	5,856	6,696	17,078	(26)%	(36)%
Noninterest expense (a)	164,315	145,351	147,546	135,589	143,960	13%	14%
Income before income taxes	64,398	71,471	78,842	85,731	70,848	(10)%	(9)%
Provision for income taxes	22,455	25,426	28,131	30,876	25,086	(12)%	(10)%
Net income	$41,943	$46,045	$50,711	$54,855	$45,762	(9)%	(8)%

Fixed Income
Net interest income	$3,147	$2,666	$3,901	$3,003	$4,293	18%	(27)%
Noninterest income	78,083	67,122	61,991	51,757	56,002	16%	39%
Total revenues	81,230	69,788	65,892	54,760	60,295	16%	35%
Noninterest expense (b)	62,881	58,668	54,605	59,844	51,253	7%	23%
Income/(loss) before income taxes	18,349	11,120	11,287	(5,084)	9,042	65%	NM
Provision/(benefit) for income taxes	6,755	3,875	3,971	(2,384)	3,154	74%	NM
Net income/(loss)	$11,594	$7,245	$7,316	$(2,700)	$5,888	60%	97%

Corporate
Net interest income/(expense)	$(15,850)	$(14,364)	$(19,221)	$(19,027)	$(17,366)	(10)%	9%
Noninterest income	4,909	5,723	5,486	8,559	3,901	(14)%	26%
Total revenues	(10,941)	(8,641)	(13,735)	(10,468)	(13,465)	(27)%	19%
Noninterest expense	16,072	13,479	17,736	11,804	14,061	19%	14%
Loss before income taxes	(27,013)	(22,120)	(31,471)	(22,272)	(27,526)	(22)%	2%
Benefit for income taxes	(12,840)	(11,254)	(27,636)	(24,946)	(15,991)	(14)%	20%
Net income/(loss)	$(14,173)	$(10,866)	$(3,835)	$2,674	$(11,535)	(30)%	(23)%

Non-Strategic
Net interest income	$10,646	$11,459	$12,372	$14,333	$13,810	(7)%	(23)%
Noninterest income	1,247	2,184	2,111	2,024	4,415	(43)%	(72)%
Total revenues	11,893	13,643	14,483	16,357	18,225	(13)%	(35)%
Provision/(provision credit) for loan losses	(6,883)	(11,767)	(4,856)	(5,696)	(15,078)	42%	54%
Noninterest expense (c)	(16,446)	9,429	23,853	8,199	9,120	NM	NM
Income/(loss) before income taxes	35,222	15,981	(4,514)	13,854	24,183	NM	46%
Provision/(benefit) for income taxes	13,646	6,192	(1,751)	5,351	9,341	NM	46%
Net income/(loss)	$21,576	$9,789	$(2,763)	$8,503	$14,842	NM	45%

Total Consolidated
Net interest income	$176,264	$172,074	$166,652	$163,562	$166,640	2%	6%
Noninterest income	145,514	134,305	132,232	125,103	130,301	8%	12%
Total revenues	321,778	306,379	298,884	288,665	296,941	5%	8%
Provision for loan losses	4,000	3,000	1,000	1,000	2,000	33%	NM
Noninterest expense	226,822	226,927	243,740	215,436	218,394	*	4%
Income before income taxes	90,956	76,452	54,144	72,229	76,547	19%	19%
Provision for income taxes	30,016	24,239	2,715	8,897	21,590	24%	39%
Net income	$60,940	$52,213	$51,429	$63,332	$54,957	17%	11%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
* Amount is less than one percent.
(a)	2Q16 includes $22.0 million of loss accruals related to legal matters.
(b)	3Q15 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter.
(c)	2Q16 includes a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements of certain repurchase claims, somewhat offset by $4.0 million of loss accruals related to legal matters; 4Q15 includes $14.2 million of loss accruals related to legal matters.
13

FHN REGIONAL BANKING

Quarterly, Unaudited

						2Q16 Changes vs.
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Income Statement (thousands)
Net interest income	$178,321	$172,313	$169,600	$165,253	$165,903	3%	7%
Provision for loan losses	10,883	14,767	5,856	6,696	17,078	(26)%	(36)%
Noninterest income:
NSF / Overdraft fees (a)	8,905	9,576	11,630	11,678	10,664	(7)%	(16)%
Cash management fees	8,612	8,760	8,637	8,482	8,884	(2)%	(3)%
Debit card income	3,464	3,221	3,302	3,313	3,323	8%	4%
Other	4,466	4,288	4,382	4,398	4,538	4%	(2)%
Total deposit transactions and cash management	25,447	25,845	27,951	27,871	27,409	(2)%	(7)%
Brokerage, management fees and commissions	10,665	10,415	11,021	11,620	12,456	2%	(14)%
Trust services and investment management	7,239	6,569	6,889	6,605	7,432	10%	(3)%
Bankcard income (b)	6,432	5,132	5,423	5,257	5,587	25%	15%
Other service charges	2,579	2,318	2,358	2,562	2,637	11%	(2)%
Miscellaneous revenue	8,913	8,997	9,002	8,848	10,462	(1)%	(15)%
Total noninterest income	61,275	59,276	62,644	62,763	65,983	3%	(7)%
Noninterest expense:
Employee compensation, incentives, and benefits	53,413	52,173	51,507	49,204	49,819	2%	7%
Other (c)	110,902	93,178	96,039	86,385	94,141	19%	18%
Total noninterest expense	164,315	145,351	147,546	135,589	143,960	13%	14%
Income before income taxes	$64,398	$71,471	$78,842	$85,731	$70,848	(10)%	(9)%
PPNR (d)	75,281	86,238	84,698	92,427	87,926	(13)%	(14)%
Efficiency ratio (e)	68.58%	62.76%	63.53%	59.46%	62.08%

Balance Sheet (millions)
Average loans	$15,859	$15,224	$14,760	$14,312	$14,326	4%	11%
Average other earning assets	42	47	42	58	55	(11)%	(24)%
Total average earning assets	15,901	15,271	14,802	14,370	14,381	4%	11%
Average core deposits	17,869	17,592	17,351	16,976	16,752	2%	7%
Average other deposits	498	461	338	354	406	8%	23%
Total average deposits	18,367	18,053	17,689	17,330	17,158	2%	7%
Total period-end deposits	18,674	18,534	18,077	17,287	17,226	1%	8%
Total period-end assets	17,434	16,280	16,394	15,163	15,265	7%	14%
Net interest margin (f)	4.57%	4.60%	4.61%	4.63%	4.69%
Net interest spread	3.44	3.42	3.36	3.33	3.35
Loan yield	3.59	3.57	3.48	3.45	3.48
Deposit average rate	0.15	0.15	0.12	0.12	0.13

Key Statistics
Financial center locations	162	174	177	174	175	(7)%	(7)%
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	2Q16 decline driven by changes in consumer behavior; 1Q16 level primarily attributable to seasonality in NSF fees.
(b)	2Q16 increase driven by a significant new relationship.
(c)	2Q16 includes $22.0 million of loss accruals related to legal matters; 1Q16 includes $3.7 million of impairment related to branch closures; 3Q15 decrease primarily driven by lower allocated personnel expenses due in large part to gains recognized in third quarter related to an employee benefit plan amendment.
(d)	Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR in this Financial Supplement follows the regulatory definition.
(e)	Noninterest expense divided by total revenue.
(f)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
14

FHN FIXED INCOME

Quarterly, Unaudited

						2Q16 Changes vs.
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Income Statement (thousands)
Net interest income	$3,147	$2,666	$3,901	$3,003	$4,293	18%	(27)%
Noninterest income:
Fixed income product revenue	69,279	57,583	52,713	42,969	46,685	20%	48%
Other	8,804	9,539	9,278	8,788	9,317	(8)%	(6)%
Total noninterest income	78,083	67,122	61,991	51,757	56,002	16%	39%
Noninterest expense (a)	62,881	58,668	54,605	59,844	51,253	7%	23%
Income/(loss) before income taxes	$18,349	$11,120	$11,287	$(5,084)	$9,042	65%	NM

Efficiency ratio (b)	77.41%	84.07%	82.87%	NM	85.00%
Fixed income product average daily revenue	$1,082	$944	$850	$671	$729	15%	48%

Balance Sheet (millions)
Average trading inventory	$1,267	$1,138	$1,303	$1,133	$1,358	11%	(7)%
Average other earning assets	893	822	805	763	761	9%	17%
Total average earning assets	2,160	1,960	2,108	1,896	2,119	10%	2%
Total period-end assets	2,540	2,361	1,779	2,363	2,274	8%	12%
Net interest margin (c)	0.64%	0.63%	0.82%	0.73%	0.87%

Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
(a)	3Q15 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CORPORATE

Quarterly, Unaudited

						2Q16 Changes vs.
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Income Statement (thousands)
Net interest income/(expense)	$(15,850)	$(14,364)	$(19,221)	$(19,027)	$(17,366)	(10)%	9%
Noninterest income excluding securities gains/(losses) (a)	4,810	4,149	4,047	8,904	3,893	16%	24%
Securities gains/(losses), net	99	1,574	1,439	(345)	8	(94)%	NM
Noninterest expense (b)	16,072	13,479	17,736	11,804	14,061	19%	14%
Loss before income taxes	$(27,013)	$(22,120)	$(31,471)	$(22,272)	$(27,526)	(22)%	2%

Average Balance Sheet (millions)
Average loans	$96	$103	$110	$120	$128	(7)%	(25)%
Total earning assets	$4,576	$5,093	$4,830	$4,592	$4,282	(10)%	7%
Net interest margin (c)	(1.46)%	(1.19)%	(1.56)%	(1.63)%	(1.63)%

Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
(a)	3Q15 includes a $5.8 million gain related to the extinguishment of debt.
(b)	2Q16 includes $2.5 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares; 4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method and $2.7 million of costs related to the TrustAtlantic acquisition.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
15

FHN NON-STRATEGIC

Quarterly, Unaudited

						2Q16 Changes vs.
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15

Income Statement (thousands)
Net interest income	$10,646	$11,459	$12,372	$14,333	$13,810	(7)%	(23)%
Provision/(provision credit) for loan losses	(6,883)	(11,767)	(4,856)	(5,696)	(15,078)	42%	54%
Noninterest income (a)	1,247	2,184	2,111	2,024	4,415	(43)%	(72)%
Noninterest expense (b)	(16,446)	9,429	23,853	8,199	9,120	NM	NM
Income/(loss) before income taxes	$35,222	$15,981	$(4,514)	$13,854	$24,183	NM	46%

Average Balance Sheet (millions)
Loans	$1,856	$1,967	$2,073	$2,201	$2,337	(6)%	(21)%
Loans held-for-sale	103	106	109	113	115	(3)%	(10)%
Trading securities	3	4	5	5	5	(25)%	(40)%
Allowance for loan losses	(59)	(69)	(76)	(87)	(99)	(14)%	(40)%
Other assets	46	34	13	14	51	35%	(10)%
Total assets	1,949	2,042	2,124	2,246	2,409	(5)%	(19)%
Net interest margin (c)	2.30%	2.33%	2.25%	2.46%	2.25%
Efficiency ratio (d)	NM	69.11%	NM	50.13%	50.04%

Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
(a)	2Q15 includes a $2.7 million pre-tax gain on sale of property.
(b)	2Q16 includes a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements of certain repurchase claims, somewhat offset by $4.0 million of loss accruals related to legal matters; 4Q15 includes $14.2 million of loss accruals related to legal matters.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(d)	Noninterest expense divided by total revenue excluding securities gains/(losses).
16

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											2Q16 Changes vs.
(Thousands)	2Q16		1Q16		4Q15		3Q15		2Q15		1Q16	2Q15

Allowance for Loan Losses Walk-Forward
Beginning reserve	$204,034		$210,242		$210,814		$221,351		$228,328		(3)%	(11)%
Provision	4,000		3,000		1,000		1,000		2,000		33%	NM
Charge-offs	(18,296)		(17,612)		(16,614)		(21,810)		(19,434)		4%	(6)%
Recoveries	10,069		8,404		15,042		10,273		10,457		20%	(4)%
Ending balance	$199,807		$204,034		$210,242		$210,814		$221,351		(2)%	(10)%
Reserve for unfunded commitments	5,351		5,495		5,926		6,231		5,561		(3)%	(4)%
Total allowance for loan losses plus reserve for unfunded commitments	$205,158		$209,529		$216,168		$217,045		$226,912		(2)%	(10)%

Allowance for Loan Losses
Regional Banking	$146,351		$143,088		$137,586		$128,942		$132,741		2%	10%
Non-Strategic	53,456		60,946		72,656		81,872		88,610		(12)%	(40)%
Total allowance for loan losses	$199,807		$204,034		$210,242		$210,814		$221,351		(2)%	(10)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$60,754		$72,323		$56,475		$50,986		$69,094		(16)%	(12)%
Foreclosed real estate (a)	7,031		11,045		16,298		17,042		19,230		(36)%	(63)%
Total Regional Banking	$67,785		$83,368		$72,773		$68,028		$88,324		(19)%	(23)%
Non-Strategic
Nonperforming loans	$114,947		$120,335		$120,946		$129,951		$130,894		(4)%	(12)%
Nonperforming loans held-for-sale after fair value adjustments	8,195		8,568		7,846		7,347		6,372		(4)%	29%
Foreclosed real estate (a)	7,119		6,415		8,679		8,830		9,879		11%	(28)%
Total Non-Strategic	$130,261		$135,318		$137,471		$146,128		$147,145		(4)%	(11)%
Corporate
Nonperforming loans	$897		$927		$1,677		$3,043		$3,079		(3)%	(71)%
Total nonperforming assets	$198,943		$219,613		$211,921		$217,199		$238,548		(9)%	(17)%

Net Charge-Offs
Regional Banking	$7,620		$9,265		$(2,787)		$10,495		$10,318		(18)%	(26)%
Non-Strategic	607		(57)		4,359		1,042		(1,341)		NM	NM
Total net charge-offs	$8,227		$9,208		$1,572		$11,537		$8,977		(11)%	(8)%

Consolidated Key Ratios (b)
NPL %	0.95%		1.10%		1.01%		1.10%		1.20%
NPA %	1.03		1.20		1.15		1.25		1.37
Net charge-offs %	0.19		0.21		0.04		0.28		0.21
Allowance / loans %	1.07		1.16		1.19		1.26		1.31
Allowance / NPL	1.13	x	1.05	x	1.17	x	1.15	x	1.09	x
Allowance / NPA	1.05	x	0.97	x	1.03	x	1.00	x	0.95	x
Allowance / net charge-offs	6.04	x	5.51	x	NM		4.61	x	6.15	x

Other
Loans past due 90 days or more (c)	$34,175		$36,958		$40,591		$38,455		$39,077		(8)%	(13)%
Guaranteed portion (c)	13,822		16,279		16,631		16,856		16,221		(15)%	(15)%
Foreclosed real estate from government insured loans	5,903		7,061		8,086		9,460		11,159		(16)%	(47)%
Period-end loans, net of unearned income (millions)	18,589		17,575		17,687		16,725		16,937		6%	10%

Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
(a)	Excludes foreclosed real estate from government-insured mortgages.
(b)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(c)	Includes loans held-for-sale.
17

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											2Q16 Changes vs.
	2Q16		1Q16		4Q15		3Q15		2Q15		1Q16	2Q15

Key Portfolio Details
C&I
Period-end loans ($ millions)	$11,179		$10,239		$10,436		$9,610		$9,833		9%	14%
30+ Delinq. % (a) (b)	0.04%		0.37%		0.08%		0.09%		0.08%
NPL %	0.27		0.38		0.25		0.31		0.44
Charge-offs % (qtr. annualized)	0.24		0.23		NM		0.26		0.17
Allowance / loans %	0.72%		0.79%		0.71%		0.74%		0.80%
Allowance / charge-offs	3.21	x	3.50	x	NM		2.83	x	4.85	x

Commercial Real Estate
Period-end loans ($ millions)	$1,969		$1,849		$1,675		$1,488		$1,401		6%	41%
30+ Delinq. % (a) (c)	0.15%		0.18%		0.27%		0.43%		0.23%
NPL %	0.40		0.51		0.52		0.54		0.84
Charge-offs % (qtr. annualized)	NM		0.10		0.29		NM		0.22
Allowance / loans %	1.54%		1.39%		1.50%		1.70%		1.53%
Allowance / charge-offs	NM		15.16	x	5.39	x	NM		7.29	x

Consumer Real Estate
Period-end loans ($ millions)	$4,641		$4,690		$4,767		$4,814		$4,870		(1)%	(5)%
30+ Delinq. % (a)	0.80%		0.82%		1.00%		0.92%		0.94%
NPL %	2.31		2.43		2.33		2.32		2.35
Charge-offs % (qtr. annualized)	0.04		0.10		0.09		0.18		NM
Allowance / loans %	1.27%		1.44%		1.69%		1.71%		1.75%
Allowance / charge-offs	29.40	x	14.06	x	18.49	x	9.41	x	NM

Permanent Mortgage
Period-end loans ($ millions)	$439		$443		$454		$464		$488		(1)%	(10)%
30+ Delinq. % (a)	2.21%		2.50%		2.11%		2.01%		2.26%
NPL %	6.97		6.83		6.97		7.30		6.66
Charge-offs % (qtr. annualized)	NM		NM		NM		0.67		0.11
Allowance / loans %	4.01%		4.24%		4.17%		4.33%		4.59%
Allowance / charge-offs	NM		NM		NM		6.25	x	40.53	x

Credit Card and Other
Period-end loans ($ millions)	$361		$354		$355		$349		$346		2%	4%
30+ Delinq. % (a)	1.19%		1.13%		1.08%		1.19%		1.09%
NPL %	0.20		0.38		0.38		0.21		0.22
Charge-offs % (qtr. annualized)	2.73		2.86		2.56		2.79		5.73
Allowance / loans %	3.30%		3.23%		3.35%		3.28%		3.84%
Allowance / charge-offs	1.21	x	1.13	x	1.30	x	1.16	x	0.66	x
NM - Not meaningful
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q16 increase was driven by regional bank C&I but over half were favorably resolved in early second quarter 2016.
(c)	3Q15 increase was due to 2 purchased credit impaired loans from the 2013 MNB acquisition.
18

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											2Q16 Changes vs.
	2Q16		1Q16		4Q15		3Q15		2Q15		1Q16	2Q15

Total Regional Banking
Period-end loans ($ millions)	$16,703		$15,570		$15,571		$14,483		$14,556		7%	15%
30+ Delinq. % (a)	0.16%		0.39%		0.23%		0.25%		0.21%
NPL %	0.36		0.46		0.36		0.35		0.47
Charge-offs % (qtr. annualized)	0.19		0.24		NM		0.29		0.29
Allowance / loans %	0.88%		0.92%		0.88%		0.89%		0.91%
Allowance / charge-offs	4.78	x	3.84	x	NM		3.10	x	3.21	x

Key Portfolio Details C&I
Period-end loans ($ millions)	$10,759		$9,818		$10,015		$9,178		$9,398		10%	14%
30+ Delinq. % (a) (b)	0.04%		0.37%		0.08%		0.10%		0.08%
NPL %	0.24		0.36		0.23		0.18		0.32
Charge-offs % (qtr. annualized)	0.25		0.24		NM		0.33		0.18
Allowance / loans %	0.74%		0.81%		0.72%		0.72%		0.78%
Allowance / charge-offs	3.23	x	3.48	x	NM		2.21	x	4.48	x

Commercial Real Estate
Period-end loans ($ millions)	$1,969		$1,849		$1,675		$1,488		$1,400		6%	41%
30+ Delinq. % (a) (c)	0.15%		0.18%		0.27%		0.43%		0.23%
NPL %	0.40		0.51		0.52		0.54		0.84
Charge-offs % (qtr. annualized)	NM		0.10		0.31		NM		0.22
Allowance / loans %	1.54%		1.39%		1.50%		1.70%		1.53%
Allowance / charge-offs	NM		14.23	x	4.99	x	NM		7.22	x

Consumer Real Estate
Period-end loans ($ millions)	$3,577		$3,531		$3,515		$3,469		$3,413		1%	5%
30+ Delinq. % (a)	0.40%		0.46%		0.52%		0.48%		0.47%
NPL %	0.73		0.76		0.68		0.75		0.78
Charge-offs % (qtr. annualized)	NM		0.06		0.11		0.11		0.08
Allowance / loans %	0.68%		0.75%		0.83%		0.79%		0.73%
Allowance / charge-offs	NM		11.78	x	7.68	x	7.62	x	9.73	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$398		$372		$366		$348		$345		7%	15%
30+ Delinq. % (a)	1.16%		1.18%		1.13%		1.33%		1.18%
NPL %	0.10		0.28		0.29		0.14		0.14
Charge-offs % (qtr. annualized) (d)	2.54		2.82		2.40		2.49		5.57
Allowance / loans %	3.07%		3.06%		3.04%		3.00%		3.72%
Allowance / charge-offs	1.25	x	1.10	x	1.29	x	1.19	x	0.66	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$85		$92		$97		$107		$113		(8)%	(25)%
30+ Delinq. % (a)	4.92%		3.66%		2.92%		2.95%		2.51%
NPL %	1.06		1.00		1.72		2.85		2.72
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM
Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	Over half of the loans driving the 1Q16 increase were favorably resolved in early second quarter 2016.
(c)	3Q15 increase was due to 2 purchased credit impaired loans from the 2013 MNB acquisition.
(d)	2Q15 was primarily driven by charge-offs in a sub segment of the credit card portfolio which had previously been reserved for.
19

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

											2Q16 Changes vs.
	2Q16		1Q16		4Q15		3Q15		2Q15		1Q16	2Q15

Total Non-Strategic
Period-end loans ($ millions)	$1,801		$1,913		$2,018		$2,135		$2,268		(6)%	(21)%
30+ Delinq. % (a)	1.56%		1.59%		1.77%		1.57%		1.67%
NPL %	6.38		6.29		5.99		6.08		5.77
Charge-offs % (qtr. annualized)	0.13		NM		0.83		0.19		NM
Allowance / loans %	2.97%		3.19%		3.60%		3.83%		3.91%
Allowance / charge-offs	21.90	x	NM		4.20	x	19.80	x	NM

Key Portfolio Details
Commercial
Period-end loans ($ millions)	$420		$421		$422		$432		$435		*	(3)%
30+ Delinq. % (a)	0.00%		0.23%		0.02%		0.02%		0.02%
NPL %	1.00		0.83		0.83		3.08		3.07
Charge-offs % (qtr. annualized)	NM		0.03		3.87		NM		NM
Allowance / loans %	0.33%		0.34%		0.34%		1.35%		1.24%
Allowance / charge-offs	NM		10.11	x	0.09	x	NM		NM

Consumer Real Estate
Period-end loans ($ millions)	$1,064		$1,160		$1,251		$1,345		$1,458		(8)%	(27)%
30+ Delinq. % (a)	2.16%		1.91%		2.34%		2.07%		2.06%
NPL %	7.59		7.52		6.97		6.36		6.03
Charge-offs % (qtr. annualized)	0.26		0.21		0.04		0.37		NM
Allowance / loans %	3.27%		3.51%		4.12%		4.09%		4.14%
Allowance / charge-offs	12.14	x	16.09	x	NM		10.67	x	NM

Permanent Mortgage
Period-end loans ($ millions)	$308		$322		$336		$348		$365		(4)%	(16)%
30+ Delinq. % (a)	1.66%		2.22%		1.88%		1.58%		2.12%
NPL %	9.51		8.95		8.80		8.71		7.92
Charge-offs % (qtr. annualized)	NM		NM		NM		0.90		0.14
Allowance / loans %	5.53%		5.70%		5.61%		5.75%		6.11%
Allowance / charge-offs	NM		NM		NM		6.23	x	44.22	x

Other Consumer
Period-end loans ($ millions)	$9		$10		$9		$10		$10		(10)%	(10)%
30+ Delinq. % (a)	1.06%		1.23%		1.47%		1.77%		1.31%
NPL %	7.98		7.70		7.28		7.09		6.86
Charge-offs % (qtr. annualized)	1.15		NM		5.37		10.22		5.97
Allowance / loans %	2.83%		4.63%		9.07%		10.34%		4.95%
Allowance / charge-offs	2.41	x	NM		1.67	x	0.98	x	0.81	x
NM - Not meaningful

* Amount is less than one percent.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
20

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $11.2 Billion (60.1% of Total Loans) as of June 30, 2016
% OS
General Corporate, Commercial, and Business Banking Loans	75%
Loans to Mortgage Companies	20%
Trust Preferred Loans	3%
Bank Holding Company Loans	2%

Consumer Real Estate (primarily Home Equity) Portfolio: $4.6 Billion (25.0% of Total Loans)

Origination LTV and FICO for Portfolio as of June 30, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	17%	12%
FICO score 720-739	1%	4%	4%	3%
FICO score 700-719	1%	3%	3%	2%
FICO score 660-699	1%	3%	3%	3%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of June 30, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	24%	17%	14%
FICO score 720-739	1%	4%	3%	3%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	3%	3%	2%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of June 30, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	8%	20%	15%	5%
FICO score 720-739	2%	5%	6%	2%
FICO score 700-719	2%	6%	6%	2%
FICO score 660-699	2%	5%	4%	4%
FICO score 620-659	-%	1%	2%	1%
FICO score less than 620	-%	-%	-%	2%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO	% TN	% 1st lien
pre-2003	$-	173	78%	702	39%	28%
2003	$0.1	156	77%	715	29%	34%
2004	$0.2	143	80%	718	18%	28%
2005	$0.3	131	82%	724	15%	17%
2006	$0.3	120	79%	729	20%	18%
2007	$0.4	108	80%	737	26%	19%
2008	$0.2	97	75%	745	73%	51%
2009	$0.1	85	72%	748	86%	58%
2010	$0.1	71	78%	752	92%	72%
2011	$0.3	59	76%	760	88%	85%
2012	$0.6	48	77%	764	90%	91%
2013	$0.5	37	78%	755	86%	85%
2014	$0.5	24	82%	757	86%	89%
2015	$0.7	11	80%	758	82%	87%
2016	$0.4	3	81%	762	84%	90%
Total	$4.7	62	79%	749 (a)	67%	66%

(a)	749 average portfolio origination FICO; 745 weighted average portfolio FICO (refreshed).

21

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Dollars and shares in thousands, except per share data)	2Q16	1Q16	4Q15	3Q15	2Q15
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,691,924	$2,642,948	$2,639,586	$2,580,245	$2,517,905
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Preferred stock	95,624	95,624	95,624	95,624	95,624
(B) Total common equity	$2,300,869	$2,251,893	$2,248,531	$2,189,190	$2,126,850
Less: Intangible assets (GAAP) (b)	214,923	216,222	217,522	171,556	172,854
(C) Tangible common equity (Non-GAAP)	$2,085,946	$2,035,671	$2,031,009	$2,017,634	$1,953,996

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$27,541,070	$26,963,682	$26,192,637	$25,386,073	$25,237,392
Less: Intangible assets (GAAP) (b)	214,923	216,222	217,522	171,556	172,854
(E) Tangible assets (Non-GAAP)	$27,326,147	$26,747,460	$25,975,115	$25,214,517	$25,064,538

Average Tangible Common Equity (Non-GAAP)
(F) Average total equity (GAAP)	$2,655,488	$2,644,374	$2,659,575	$2,545,544	$2,511,929
Less: Average noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Average preferred stock	95,624	95,624	95,624	95,624	95,624
(G) Total average common equity	$2,264,433	$2,253,319	$2,268,520	$2,154,489	$2,120,874
Less: Average intangible assets (GAAP) (b)	215,556	216,855	211,757	172,191	173,486
(H) Average tangible common equity (Non-GAAP)	$2,048,877	$2,036,464	$2,056,763	$1,982,298	$1,947,388

Annualized Net Income Available to Common Shareholders
(I) Net income available to common shareholders (annualized)	$227,395	$192,299	$186,590	$233,302	$202,780

Period-end Shares Outstanding
(J) Period-end shares outstanding	232,019	232,547	238,587	234,237	234,021

Ratios
(I)/(G) Return on common equity (GAAP)	10.04%	8.53%	8.23%	10.83%	9.56%
(I)/(H) Return on average tangible common equity (“ROTCE”) (Non-GAAP)	11.10%	9.44%	9.07%	11.77%	10.41%
(A)/(D) Total equity to total assets (GAAP)	9.77%	9.80%	10.08%	10.16%	9.98%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.63%	7.61%	7.82%	8.00%	7.80%
(B)/(J) Book value per common share (GAAP)	$9.92	$9.68	$9.42	$9.35	$9.09
(C)/(J) Tangible book value per common share (Non-GAAP)	$8.99	$8.75	$8.51	$8.61	$8.35

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
22

FHN GLOSSARY OF TERMS

Average Assets for Leverage: The amount of assets a company uses to calculate the leverage ratio, which includes average total assets less disallowed portions of goodwill, other intangibles, and deferred tax assets, as well as certain other regulatory adjustments made to tier 1 capital.

Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Core Businesses: Management considers regional banking, fixed income, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Risk-Weighted Assets: A regulatory risk-based calculation that takes into account the broad differences in risks among a banking organization’s assets and off-balance sheet financial instruments.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Key Ratios

Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Fee Income to Total Revenue: Ratio is fee income excluding securities gains/(losses) to total revenue excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation Second Quarter 2016 Earnings July 15, 2016

2 ▪ Portions of this presentation use non - GAAP financial information. Each of those portions is so noted, and a reconciliation of that non - GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. Non - GAAP measures are reported to FHN’s management and Board of Directors through various internal reports. FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. ▪ This presentation contains forward - looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “ believe”,“expect”,“anticipate”,“intend”,“estimate ”, “ should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward - looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10 - Q and 10 - K. FHN disclaims any obligation to update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements to reflect future events or developments. ▪ Presentation of regulatory measures, some of which follow regulatory definitions rather than GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Such measures are used by the various banking regulators in reviewing the performance, stability, and capital adequacy of the financial institutions they regulate.

Second Quarter 2016 Accomplishments

Diluted EPS	ROA[1]	ROE / ROTCE[1]	CET1[2]
$0.24	**0.91%**	**10.0% / 11.1%**	**10.1%**

Strength in Core Businesses

Regional Bank:
- Average loan growth of 11%, led by increases in specialty lending areas
- Average core deposits up 7%
- Return on assets at 1.02%[1]
- Return on equity at 16%[1]

Fixed Income:
- Fixed income product average daily revenue (ADR) at $1.1mm, up 48%
- Return on assets at 1.89%[1]
- Return on equity at 33%[1]

Focus on Positive Operating Leverage

- Consolidated revenues increased 8%
- Consolidated net interest income up 6% and net interest margin steady at 2.92%
- Consolidated average loans up 6% and average deposits increased 9%
- Mortgage repurchase reserve release of $31mm in Non Strategic segment

Capital Deployment

- Agreed to purchase $637mm of restaurant franchise loans
  - Immediately accretive to earnings
  - Expected to close in 3Q16
- Repurchased $11mm or 830k shares in 2Q16
  - 2Q16 VWAP of $13.73[3]

FIRST HORIZON NATIONAL CORPORATION

All comparisons are year over year.
[1]ROA, ROE and ROTCE are annualized numbers. ROTCE is Non-GAAP and is reconciled to ROE in the appendix.
Segment revenue, expense, asset and equity levels reflect those which are specifically identifiable or which are allocated based on an internal allocation method.
[2]Current quarter is an estimate. [3]Includes $0.02 commission per share. Share repurchase program has ~$197mm authorization remaining.

3

FINANCIAL RESULTS 4

2Q16 Consolidated Financial Results

$ in millions Financial Results	Actuals			2Q16 vs	
	2Q16	**1Q16**	**2Q15**	**1Q16**	**2Q15**
Net Interest Income	**$176**	$172	$167	+2%	+6%
Fee Income	**$146**	$134	$130	+8%	+12%
Total Revenue	**$322**	$306	$297	+5%	+8%
Expense	**$227**	$227	$218	*	+4%
Pre-Provision Net Revenue (PPNR)[1]	**$95**	$78	$79	+22%	+21%
Loan Loss Provision	**$4**	$3	$2	NM	NM
Pretax Income	**$91**	$76	$77	+19%	+19%
Net Income Available to Common Shareholders (NIAC)	**$57**	$48	$51	+18%	+12%
Total Average Loans ($B)	**$17.8**	$17.3	$16.8	+3%	+6%
Total Average Core Deposits ($B)	**$19.7**	$19.4	$18.1	+1%	+9%

- Diluted EPS of $0.24 in 2Q16
- Strong pre-provision net revenue growth of 22% LQ and 21% YOY
- Net interest income increase driven by commercial loan growth
- Fee income up primarily due to increased Fixed Income revenues
- Pre-tax impact of notable items:
  - +$31.4mm mortgage repurchase reserve release
  - -$26.0mm legal expense accrual
  - -$2.5mm valuation adjustment for derivatives related to prior sales of Visa Class B shares
- Effective tax rate of 33% in 2Q16

FIRST HORIZON NATIONAL CORPORATION

*Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY – Year over Year. NM – Not Meaningful. * – less than 1%.*
[1]Pre-provision net revenue is not a GAAP number, but is used in regulatory stress test reporting. The presentation of PPNR follows the regulatory definition.

5

2Q16 Segment Highlights

$ in millions, except EPS	Net Income[1] 2Q16	1Q16	2Q15	2Q16 Per Share Impact[2]	Drivers and Impacts
Regional Banking	$42	$46	$46	$0.18	▪ NII up 7% YOY and 3% LQ ▪ Average loans up 11% YOY and 4% LQ ▪ Expenses up 14% YOY and 13% LQ ▫ 2Q16 includes $22.0mm legal accrual expense ▫ 1Q16 includes $3.7mm branch impairment expense ▪ Loan loss provision of $11mm in 2Q16 vs $15mm in 1Q16
Fixed Income	$12	$7	$6	$0.05	▪ Fixed income product ADR of $1.1mm in 2Q16 vs $944k in 1Q16
Corporate[1]	$(19)	$(15)	$(16)	$(0.08)	▪ 2Q16 includes $(2.5)mm valuation adjustment for derivatives related to prior sales of Visa Class B shares ▪ 1Q16 includes $1.7mm gain on sale of securities
Non-Strategic	$22	$10	$15	$0.09	▪ Loan loss provision credit of $7mm in 2Q16 vs $12mm credit in 1Q16 ▪ 2Q16 includes $31.4mm mortgage repurchase reserve release ▪ 2Q16 includes $4.0mm legal accrual expense
Total[1]	**$57**	**$48**	**$51**	**$0.24**	

Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year.
[1]Corporate and total show net income available to common, which reflects $3mm of noncontrolling interest and $1.6mm of preferred stock dividends in each quarter.
[2]Segment EPS impacts are Non-GAAP numbers, reconciled to total EPS in the table.
EPS impacts are calculated using 2Q16 segment net income divided by the 234 million average diluted shares outstanding.

FIRST HORIZON NATIONAL CORPORATION
6

Regional Banking Financial Results

Strong Year over Year Balance Sheet and NII Growth

$ in millions Financial Results	Actuals			2Q16 vs	
	2Q16	1Q16	2Q15	1Q16	2Q15
Net Interest Income	$178	$172	$166	+3%	+7%
Fee Income	$61	$59	$66	+3%	-7%
Expense	$164	$145	$144	+13%	+14%
Pre-Provision Net Revenue (PPNR)[1]	$75	$86	$88	-13%	-14%
Loan Loss Provision	$11	$15	$17	-26%	-36%
Pre-Tax Income	$64	$71	$71	-10%	-9%
Net Income	$42	$46	$46	-9%	-8%
Adjusted Expense[2]	$142	$145	$144	-2%	-1%
Adjusted PPNR[1,2]	$97	$86	$88	+13%	+11%
Adjusted Pre-Tax Income[2]	$86	$71	$71	+21%	+22%
Total Average Loans ($B)	$15.9	$15.2	$14.3	+4%	+11%
Average Core Deposits ($B)	$17.9	$17.6	$16.8	+2%	+7%

- Revenues up YOY and LQ
  - NII increase driven by commercial loan growth in specialty lending areas
- Fee income up 3% LQ from increases in bankcard income, trust and brokerage fees; YOY decrease related to changes in consumer behavior
- Expenses up LQ, largely due to $22mm of litigation related expense
- Average loans increased YOY and LQ
  - Continued strong growth in specialty lending areas
- Loan loss provision LQ and YOY decrease reflects overall improvement in loan portfolio

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year.
[1]Pre--provision net revenue is not a GAAP number, but is used in regulatory stress test reporting. The presentation of PPNR follows the regulatory definition.
[2]Adjusted Expense, Adjusted PPNR and Adjusted Pre-Tax Income for 2Q16 are Non-GAAP numbers and are reconciled to the comparative GAAP or regulatory numbers, Expense, PPNR and Pre-Tax Income, in the appendix.

7

8 Profitable Growth Opportunities: Regional Banking LQ – Linked Quarter. YOY - Year over Year. Numbers may not add to total due to rounding. 1 Other Specialty includes Correspondent, Corporate, Energy and Healthcare lending areas. $15.2 $15.9 $14.5 $14.8 $15.0 $15.3 $15.5 $15.8 $16.0 1Q16 ABL Retail Business Banking Commercial Private Client Wealth Management Other Specialty¹ CRE Loans to Mortgage Companies 2Q16 $16.0B $41mm $(24)mm $73mm $130mm $(32)mm $(64)mm $120mm $393mm ▪ Regional Banking average loan growth of 11% YOY and 4% LQ ▪ Continued strength in specialty lending areas ▪ CRE up $0.5B YOY and $0.1B LQ, reflects funding up of commitments and YOY growth includes loans from TrustAtlantic acquisition ▪ Average loans to mortgage companies up $0.4B LQ to $1.6B ▪ Expansion markets provide opportunities for growth ▪ Houston average loans up 21% LQ to ~$216mm ▪ Mid - Atlantic average loans up 5% LQ ▪ Middle TN average loans up 4% LQ driven by growth in C&I, PC/WM and Healthcare lending 2Q16 Average Regional Bank Commercial Loans Corporate 9% CRE 16% Commercial 32% Healthcare 3% Correspondent 3% Energy 1% Specialty Lending Areas Asset Based Lending 14% Loans to Mortgage Companies 14% Regional Banking Average Loan Growth by Lending Area

Restaurant Franchise Loan Acquisition

Deal Summary

- Agreed to acquire $637mm of restaurant franchise loans in Southeast and Southwest
- Acquisition creates strategically compelling specialty restaurant franchise lending area with ~$800mm of outstanding loans at close
- Estimated NII impact of ~$4-6mm quarterly
- No expected tangible book value dilution
- Expected to close in 3Q16

Acquired Loan Portfolio Overview

Average Relationship[1]	~$5mm
Average Loan Size[1]	~$2mm
Fix/Float[2]	74/26%
Weighted Average Yield[2]	5.06%
Weighted Average Maturity[2]	~4 years

Pro Forma Combined Loan Portfolio Geography



TX 21%
GA 10%
AZ 9%
AL 9%
FL 8%
KY 8%
NC 7%
MS 5%
TN 5%
OH 5%
Other[3] 13%

Pro Forma Combined Loan Portfolio by Concept

Taco Bell	14%
Wendy's	13%
Hardee's	6%
Domino's	6%
Applebee's	6%
Popeyes	6%
Burger King	5%
Sonic Drive-In	5%
Papa John's	4%
Other	35%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Average relationship and loan sizes are based on commitments as of May 2016.
[2]Fix/float, weighted average yield and weighted average maturity are based on outstanding loans as of May 2016.
[3]Other includes AR, CA, NM, NV, SC, and VA.

9

Fixed Income - FTN Financial Solid Financial Results with Strong Revenue Growth 2Q16 Daily Fixed Income Product Revenue ▪ Fixed income product ADR at $1.1mm in 2Q16, up 15% LQ and up 48% YOY ▪ Fixed income ADR increase driven by rate volatility as well as a decline in rates ▪ Broad - based increases across all products including agencies, mortgages, corporates and muni’s ▪ Expenses up from higher variable compensation ▪ ROA at 1.89% and ROE at 33% in 2Q16 1 ▪ Focused on investing in extensive fixed income distribution platform: ▪ Strategic hires to increase market share ▪ Expansion of municipal products platform ▪ Continued development of public finance capability 5% 16% 19% 30% 31% 0 5 10 15 20 25 <$500k $500 - $750K $750k - $1mm $1mm - $1.25mm $1.25mm+ Number of Days Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year. NM – Not Meaningful. 1 ROA and ROE are annualized numbers. Segment revenue, expense, asset and equity levels reflect those which are specifically identifiable or which are allocated ba sed on an internal allocation method. ~61% of days $1mm+ NII Fee Income $ in millions, except ADR Financial Results 2 Q16 $3 Net Income $78 $12 2 Q16 vs - 27% +39% +97% 1Q16 $3 $67 $7 2Q15 $4 $ 56 $6 1Q16 +18% +16% +60% 2 Q15 Actuals Expense $ 63 +23% $59 $51 +7 % ADR $1.1mm $944k $729k +48% +15% Pretax Income $18 NM $11 $9 +65% 10

Increased Commercial Loans Other 11 Net Interest Income Sensitivity Impact 1 Consolidated Net Interest Income and Net Interest Margin Strong NII Growth and Margin Expansion, Asset Sensitivity Moderating +2.5% +$16mm +3.8% +$25mm +1.5% +$11mm +2.9% +$21mm 0% 1% 2% 3% 4% +25bps +50bps 2Q15 2Q16 ▪ NII up $10mm or 6% YOY ▪ NIM at 2.92%, up 4 bps LQ and flat YOY ▪ Average loan growth of 16% from 2Q14 to 2Q16 ▪ Average core deposit growth of 26% from 2Q14 to 2Q16 ▪ Attractive and stable low - cost funding mix in Regional Banking with 59% DDA and interest checking deposits ▪ Floating rate loans comprise 68% of loan portfolio vs fixed rate loans at 32% in 2Q16 ▪ Restaurant franchise loan purchase will moderate asset sensitivity due to higher mix of fixed rate loans in portfolio NIM Stability and Loan Growth Drive NII Increase NII and NIM Linked - Quarter Change Drivers LQ – Linked Quarter. YOY - Year over Year. Numbers may not add to total due to rounding. 1 NII sensitivity analysis uses FHN’s balance sheet as of 2Q15 and 2Q16. Bps impact assumes increase in Fed Funds rate. 2Q16 $176.3 2.92% 1Q16 $172.1 2.88% Lower Fed Balances - $0.6 - 1bp Higher Fixed Income Trading Inventory - 2bp +$4.4 - - +6bp - NII NIM ($ in millions) $157 $160 $159 $157 $167 $164 $167 $172 $176 2.50% 2.75% 3.00% 3.25% $100 $125 $150 $175 $200 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 NII (left axis) NIM (right axis) $200mm NII +12% Retirement of Long - term Debt +1bp +$0.4 ▪ Asset sensitivity has moderated from 2Q15 to 2Q16

12 Allowance to Loans Ratio by Segment 1.31% 1.26% 1.19% 1.16% 1.07% 0.91% 0.89% 0.88% 0.92% 0.88% 3.91% 3.83% 3.60% 3.19% 2.97% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2Q15 3Q15 4Q15 1Q16 2Q16 Consolidated Regional Banking Non-Strategic Net Charge - Offs Asset Quality Trends Show Improvement 0.00% 0.13% 0.25% 0.38% 0.50% $0 $5 $10 $15 2Q15 3Q15 4Q15 1Q16 2Q16 NCOs $ Provision $ NCO %¹ $15mm ▪ Net charge - offs of $8mm in 2Q16 vs $9mm in 1Q16 ▪ Non - Performing Assets at $199mm in 2Q16 vs $220mm in 1Q16 ▪ Decrease primarily driven by resolutions in non - performing loans and a decline in foreclosed assets from dispositions and payoffs ▪ 30+ delinquencies as a percentage of total loans at 32 bps in 2Q16 vs 54 bps in 1Q16 Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year. 1 Net charge - off % is annualized. ($ in mm) 2Q15 3Q15 4Q15 1Q16 2Q16 Provision $2 $1 $1 $3 $4 Net Charge - offs $9 $12 $2 $9 $8 Charge - offs $(19) $(22) $(17) $(18) $(18) Recoveries $10 $10 $15 $8 $10 Asset Quality Highlights Numbers may not add to total due to rounding.

13 2Q16 Consolidated Long - Term Targets ROTCE 1 11.1% 15.0%+ ROA 1 0.91% 1.10 – 1.30% CET1 2 10.1% 8.0 – 9.0% NIM 1 2.92% 3.25 – 3.50% NCO / Average Loans 1 0.19% 0.20 - 0.60% Fee Income / Revenue 45% 40 - 50% Efficiency Ratio 71% 60 - 65% 1 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a Non - GAAP number and reconciled to ROE of 10.0% in the append ix. 2 Current quarter is an estimate. Building Long - Term Earnings Power: Bonefish Targets Focused on Growing Our Company Selectively and Profitably While Positioning Our Balance Sheet for Sustainable, Higher Returns in the Long Term Risk Adjusted Margin Total Assets Earning Assets Pre-tax Income Tax Rate Annualized Net Charge-Offs 0.20% - 0.60% % Fee Income 40% - 50% Efficiency Ratio 60% - 65% Return on Tangible Common Equity 15%+ Equity / Assets Common Equity Tier 1 8% - 9% Return on Assets 1.10% - 1.30% Net Interest Margin 3.25% - 3.50%

Building Blocks Provide Path to Bonefish Targets

Building a Foundation for Long-Term Earnings Power

Current Return/ Earnings Power

Continued Efficiencies
- *Non-Strategic Wind-Down*
- *Infrastructure Reductions*

Growth Opportunities
- *Specialty Lending*
- *Mid-Atlantic*
- *Middle TN*
- *Houston*
- *Wealth / Investments*
- *Municipals (FTN Financial)*

Economic Profit Improvement
- *Established Market Profitability/ Growth*
- *Product/ Relationship Profitability Improvement*
- *Sales Productivity Improvement*
- *Process Improvements*
- *Branch Network Rationalization*

Optimize/ Redeploy Capital
- *Dividends*
- *Share Buybacks*
- *M&A*

Capture Interest Rate Opportunities
- *Latent Income Embedded in Asset-Sensitive Balance Sheet*
- *Strong Deposit Franchise*

Increased Fixed Income Activity
- *Latent Income Embedded in Fixed Income Platform Capacity*
- *ADR at $1.0-$1.5mm*

Target Bonefish Return/ Earnings Power

More Controllable ⟷ *Less Controllable*

FIRST HORIZON NATIONAL CORPORATION

Chart illustrates a quantified path to long-term goals; it contains no forecasts.

14

15 Building a Foundation for Attractive Long - Term Earnings Power ▪ Proven execution capabilities ▪ Unique size, scope, and strengths ▪ Focused on efficiency, productivity, economic profitability, and growth opportunities ▪ Organizational alignment on the path to achieving long - term bonefish profitability ▪ Breadth and depth of talent that will be able to profitably run and grow the company Successfully Executing on Key Priorities FHN is Well Positioned for Attractive Long - Term Earnings Power

APPENDIX 16

Notable Items

	2015	Pre-Tax Amount	2016	Pre-Tax Amount
1Q	Settlement with DOJ/HUD	$(162.5)mm	Branch Impairment	$(3.7)mm
	TrustAtlantic Acquisition Expenses	$(0.6)mm		
2Q	TrustAtlantic Acquisition Expenses	$(1.1)mm	Litigation Accrual[3]	$(26.0)mm
			Valuation adjustment for derivatives related to prior sales of Visa Class B shares	$(2.5)mm
			Mortgage Repurchase Reserve Release	$31.4mm
3Q	Retirement of Trust Preferred Debt	$5.8mm		
	Employee Benefit Plan Amendment	$8.3mm		
	Litigation Expense[1]	$(11.6)mm		
	TrustAtlantic Acquisition Expenses	$(0.6)mm		
4Q	Litigation Accrual[2]	$(14.2)mm		
	Impairment Related to Tax Credit Investment	$(2.8)mm		
	TrustAtlantic Acquisition Expenses	$(2.7)mm		

FIRST HORIZON NATIONAL CORPORATION

Refer to the financial supplement for further variance trend analysis.
[1]Pre-tax loss associated with resolution of a legal matter in the Fixed Income segment. [2]Pre-tax loss associated with legal matters in the Non-Strategic segment.
[3]Pre-tax loss associated with legal matters in the Regional Bank and Non-Strategic segments.

17

18 2Q16 Credit Quality Summary by Portfolio Numbers may not add to total due to rounding. Data as of 2Q16. NM - Not meaningful. 1 Credit card, Permanent Mortgage, and Other. 2 Credit card, OTC, and Other Consumer. 3 Net charge - offs are annualized. 4 Exercised clean - up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment. ($ in millions) CRE HE & HELOC Other 1 Total Permanent Mortgage Commercial (C&I & Other) HE & HELOC Permanent Mortgage Other 2 Total Period End Loans $10,759 $1,969 $3,577 $398 $16,703 $85 $420 $1,064 $308 $9 $18,589 30+ Delinquency 0.04% 0.15% 0.40% 1.16% 0.16% 4.92% 0.00% 2.16% 1.66% 1.06% 0.32% Dollars $5 $3 $14 $5 $26 $4 $0 $23 $5 $0 $59 NPL % 0.24% 0.40% 0.73% 0.10% 0.36% 1.06% 1.00% 7.59% 9.51% 7.98% 0.95% Dollars $26 $8 $26 $0 $61 $1 $4 $81 $29 $1 $177 Net Charge-offs 3% 0.25% NM NM 2.54% 0.19% NM NM 0.26% NM 1.15% 0.19% Dollars $6 -$1 $0 $2 $8 NM $0 $1 $0 $0 $8 Allowance $80 $30 $24 $12 $146 NM $1 $35 $17 $0 $200 Allowance / Loans % 0.74% 1.54% 0.68% 3.07% 0.88% NM 0.33% 3.27% 5.53% 2.83% 1.07% Allowance / Charge-offs 3.23x NM NM 1.25x 4.78x NM NM 12.14x NM 2.41x 6.04x Commercial (C&I & Other) FHNC Consol Regional Banking Corporate 4 Non-Strategic

19 Select C&I and CRE Portfolio Metrics Data as of 2Q16. Numbers may not add to total due to rounding. ▪ $11.2B C&I portfolio , diversified by industry ▪ $2.0B CRE portfolio, diversified by geography, comprising 11% of period - end consolidated loans ▪ Commercial (C&I and CRE) net charge - offs were $5.4mm for the quarter ▪ Gross charge - offs were $7.9mm with recoveries of $2.5mm $1.8 $1.4 $1.7 $1.5 $2.2 $1.6 $1.4 $1.2 $1.2 $1.6 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2Q15 3Q15 4Q15 1Q16 2Q16 Period End Average C&I: Loans to Mortgage Companies CRE: Loan Type CRE: Collateral Type CRE: Geographic Distribution Retail 25% Office 13% TN 30% NC 18% GA 14% Other 15% Construction 26% Land 2% Mini - Perm/ Non - Construction 72% Industrial 14% Hospitality 13% Land 2% Multi - Family 28% MS 6% SC 7% $2.5B

20 Core Banking Customers TN 67% CA 6% VA 3% NC 3% GA 3% Other 19% Consumer Portfolio Overview $1.2 $0.7 $0.0 $0.5 $1.0 $1.5 $2.0 In Draw In Repayment HELOC Draw vs Repayment Balances Percent of Home Equity Portfolio: Months Left in Draw Period 17% 19% 9% 6% 6% 44% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0-12 13-24 25-36 37-48 49-60 >60 Home Equity Portfolio Characteristics Home Equity Geographic Distribution 27% 28% 29% 32% 33% 15% 20% 25% 30% 35% $0.0 $0.5 $1.0 $1.5 $2.0 2Q15 3Q15 4Q15 1Q16 2Q16 Period End Balance Constant Pre-Payment Rate (Right Axis) Non - Strategic Consumer Real Estate Run - Off $2.0B $2.0B Data as of 2Q16. Numbers may not add to total due to rounding. First Second Total Balance $3.1B $1.6B $4.7B Original FICO 755 736 749 Refreshed FICO 755 726 745 Original CLTV 78% 81% 79% Full Doc 95% 76% 89% Owner Occupied 95% 94% 95% HELOCs $0.6B $1.3B $1.9B Weighted Average HELOC Utilization 45% 53% 51%

Agency & Non-Agency Update

Repurchase Resolution Agreements with Both GSEs

Mortgage Repurchase Reserve

($ in millions)	2Q15	3Q15	4Q15	1Q16	2Q16
Beginning Balance	$116	$117	$115	$115	$114
Net Realized Losses	$0	$(2)	$(0)	$(1)	$(16)
Provision	$0	$0	$0	$0	$(31)
Ending Balance	$117	$115	$115	$114	$67

Net realized losses of $0 in 2Q15 due to ~$3mm in mortgage insurance rescission recoveries.
Numbers may not add to total due to rounding.

Other Whole Loan Sales and Non-Agency

- Represent 78% of all active repurchase/make whole requests in 2Q16 pipeline
- Some non-Agency FHN loans were bundled with other companies' loans and securitized by the purchasers
  - A trustee for a bundler has commenced a legal action seeking repurchase of FHN loans
  - Certain purchasers have requested indemnity related to FHN loans included in their securitizations

Total Pipeline of Repurchase Requests[1]

- **Pipeline decrease in 2Q16 reflects the settlement of certain repurchase claims**


$200mm
$100
$0
2Q15
3Q15
4Q15
1Q16
2Q16
GSE New Requests
Other New Requests
Resolved
Pipeline

FIRST HORIZON NATIONAL CORPORATION

Data as of 2Q16. Numbers may not add to total due to rounding. [1]Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management's assessment of the adequacy of repurchase reserves. 2Q15, 3Q15, 4Q15, 1Q16 and 2Q16 pipeline includes $1.3mm, $12.2mm, $16.1mm, $15.8mm and $4.6mm in other claims, respectively, that pose no risk to the repurchase reserve but require formal acknowledgment with Fannie.

21

Reconciliation to GAAP Financials 22 Slides in this presentation use non - GAAP information of return on tangible common equity and adjusted expense. That information is not presented according to generally accepted accounting principles (GAAP ) and is reconciled to GAAP information below. Numbers may not add to total due to rounding. ($ in millions) Return on Tangible Common Equity 2Q16 Average Total Equity (GAAP) $2,655 Less: Average Noncontrolling Interest (GAAP) $295 Less: Preferred Stock (GAAP) $96 Average Common Equity (GAAP) (a) $2,264 Less: Average Intangible Assets (GAAP) $216 Average Tangible Common Equity (Non-GAAP) (b) $2,049 Annualized Net Income Available to Common (GAAP) (c) $227 Annualized Return on Average Common Equity (GAAP) (c/a) 10.0% Annualized Return on Average Tangible Common Equity (Non-GAAP) (c/b) 11.1% Adjusted Regional Banking Noninterest Expense Regional Banking Noninterest Expense (GAAP) $164 Less: Regional Banking Legal Accrual (GAAP) $22 Adjusted Regional Banking Noninterest Expense (Non-GAAP) $142 Adjusted Regional Banking Pre-Provision Net Revenue and Pre-Tax Income Total Regional Banking Revenue (GAAP) $240 Less: Adjusted Regional Banking Noninterest Expense (Non-GAAP) $142 Adjusted Regional Banking Pre-Provision Net Revenue (Non-GAAP) $97 Less: Regional Banking Loan Loss Provision (GAAP) $11 Adjusted Regional Banking Pre-Tax Income (Non-GAAP) $86